UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2023 (August 24, 2023)

CF ACQUISITION CORP. VIII
(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CFFEU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	CFFE	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CFFEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to such terms in the definitive proxy statement filed by CF Acquisition Corp. VIII (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 4, 2023 (the “Proxy Statement”). On October 9, 2022, the Company, Sierra Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), BTC International Holdings, Inc., a Delaware corporation (“BTC International”), and XBP Europe, Inc., a Delaware corporation and direct wholly owned subsidiary of BTC International (“XBP Europe”), entered into an Agreement and Plan of Merger (as the terms and conditions therein may be amended, modified or waived from time to time, the “Merger Agreement”), which provides that upon the Closing, Merger Sub will be merged with and into XBP Europe (the “Merger”, and the transactions contemplated by the Merger Agreement, including the Merger, the “Business Combination”), upon which each share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and each share of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), will constitute common stock of a single class, par value $0.0001 per share, in the Company (following consummation of the Business Combination, the “Combined Entity”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 24, 2023, the Company held a special meeting of stockholders (the “Special Meeting”) in connection with the Business Combination.

Present at the Special Meeting, via the virtual meeting platform or by proxy, were holders of 8,019,348 shares of Common Stock, representing approximately 97.5% of the voting power of the Common Stock as of July 31, 2023, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 8,226,589 shares of Common Stock issued and outstanding, consisting of 6,976,589 shares of Class A Common Stock and 1,250,000 shares of Class B Common Stock.

At the Special Meeting, the Company’s stockholders voted on and approved the Business Combination Proposal, the election of each director nominee pursuant to the Director Election Proposal, the Nasdaq Proposal, each of the Charter Amendment Proposals, and the Pre-Closing Charter Amendment Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal required the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date. The approval of the election of each director nominee pursuant to the Director Election Proposal required the affirmative vote of a plurality of the shares of Common Stock present via the virtual meeting platform or represented by proxy and voted thereon at the Special Meeting. The approval of the Nasdaq Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock present via the virtual meeting platform or represented by proxy and voted thereon at the Special Meeting. The approval of the Closing Charter Amendment Proposals required the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date, voting together as a single class, the affirmative vote of a majority of the shares of Class A Common Stock outstanding as of the Record Date, voting as a separate class, and the affirmative vote of a majority of the shares of Class B Common Stock outstanding as of the Record Date, voting as a separate class. The approval of the Pre-Closing Charter Amendment Proposal required the affirmative vote of 65% of the issued and outstanding shares of Common Stock as of the Record Date.

The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders, as the Business Combination Proposal, the election of each director nominee pursuant to the Director Election Proposal, the Nasdaq Proposal, each of the Charter Amendment Proposals, and the Pre-Closing Charter Amendment Proposal each received a sufficient number of votes required for approval.

Set forth below are the final voting results for the Proposals.

Proposal No. 1 – The Business Combination Proposal. A proposal to approve and adopt the Merger Agreement and to approve the Business Combination, in each case as defined and further described in the Proxy Statement.

For	Against	Abstain
7,918,734	100,614	0

Proposal No. 2 – The Director Election Proposal. A proposal to elect five (5) directors to serve on the board of directors of the Combined Entity following the consummation of the Business Combination, with the two (2) Class I directors serving until the next annual meeting of stockholders of the Combined Entity, the two (2) Class II directors serving until the second annual meeting of stockholders of the Combined Entity, and the one (1) Class III director serving until the third annual meeting of stockholders of the Combined Entity, in each case following the consummation of the Business Combination and until their respective successors are duly elected and qualified.

Director Nominee	For	Against	Abstain
Par Chadha (Class III director)	7,918,734	100,614	0
Andrej Jonovic (Class II director)	7,918,734	100,614	0
James G. Reynolds (Class II director)	7,918,734	100,614	0
Marc. A. Beilinson (Class I director)	7,918,734	100,614	0
J. Coley Clark (Class I director)	7,918,734	100,614	0

Proposal No. 3 – The Nasdaq Proposal. A proposal to approve, for purposes of complying with The Nasdaq Stock Market Listing Rule 5635, the issuance of a maximum of 23,748,940 shares of Class A Common Stock pursuant to the Merger Agreement.

For	Against	Abstain
7,918,734	100,614	0

Proposal No. 4 – The Closing Charter Amendment Proposals. Five (5) separate proposals to approve the following material differences between the Company’s current amended and restated certificate of incorporation (the “CF VIII Charter”) and the proposed amended and restated certificate of incorporation of the Combined Entity that will be in effect immediately following the consummation of the Merger.

4A. A proposal to change the Combined Entity’s name to “XBP Europe Holdings, Inc.”

Class of Common Stock	For	Against	Abstain
CF VIII Class A Common Stock and CF VIII Class B Common Stock, voting as a single class	7,918,734	100,614	0
CF VIII Class A Common Stock, voting as a separate class	6,679,734	100,614	0
CF VIII Class B Common Stock, voting as a separate class	1,239,000	0	0

4B. A proposal to eliminate the classes of Common Stock.

Class of Common Stock	For	Against	Abstain
CF VIII Class A Common Stock and CF VIII Class B Common Stock, voting as a single class	7,918,734	100,614	0
CF VIII Class A Common Stock, voting as a separate class	6,679,734	100,614	0
CF VIII Class B Common Stock, voting as a separate class	1,239,000	0	0

4C. A proposal to increase the authorized shares of “blank check” preferred stock of the Combined Entity.

Class of Common Stock	For	Against	Abstain
CF VIII Class A Common Stock and CF VIII Class B Common Stock, voting as a single class	7,918,734	100,614	0
CF VIII Class A Common Stock, voting as a separate class	6,679,734	100,614	0
CF VIII Class B Common Stock, voting as a separate class	1,239,000	0	0

4D. A proposal to eliminate certain restrictions on business combinations with affiliated parties.

Class of Common Stock	For	Against	Abstain
CF VIII Class A Common Stock and CF VIII Class B Common Stock, voting as a single class	7,918,734	100,614	0
CF VIII Class A Common Stock, voting as a separate class	6,679,734	100,614	0
CF VIII Class B Common Stock, voting as a separate class	1,239,000	0	0

4E. A proposal to approve all other changes including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the Closing.

Class of Common Stock	For	Against	Abstain
CF VIII Class A Common Stock and CF VIII Class B Common Stock, voting as a single class	7,918,734	100,614	0
CF VIII Class A Common Stock, voting as a separate class	6,679,734	100,614	0
CF VIII Class B Common Stock, voting as a separate class	1,239,000	0	0

Proposal No. 5 – The Pre-Closing Charter Amendment Proposal. A proposal to modify Section 9.2 of the CF VIII Charter in order to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC.

For	Against	Abstain
8,019,348	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Acquisition Corp. VIII

Dated: August 28, 2023	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

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